UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

In connection with his promotion to President and Chief Executive Officer, Mattress Firm Holding Corp., a Delaware corporation (the “Company”), and Mattress Firm, Inc., a wholly-owned subsidiary of the Company, entered into an amended and restated employment agreement with Mr. Ken Murphy, effective March 21, 2016.  The term of Mr. Murphy’s employment agreement will continue until March 21, 2019, and for successive one year terms thereafter, unless terminated by either party upon three months, prior written notice. Mr. Murphy’s compensation during the term of his employment, including base salary and any bonus compensation, will be determined by the compensation committee of the Company’s Board of Directors. The amended and restated employment agreement is attached as Exhibit 10.1.

Pursuant to his employment agreement, except as described below, upon termination of Mr. Murphy’s employment and his execution of a release, he is entitled to receive (a) earned but unpaid base salary and any accrued and unpaid benefits pursuant to the Company’s employee benefit plans or programs in which Mr. Murphy participates on his last day of employment, (b) if the termination is on or after the last day of any fiscal year for which a bonus is payable, the amount of such bonus, (c) eighteen months’ salary continuation and (d) eighteen months’ continuation of medical and dental coverage (unless and until he becomes covered by another employer’s medical and dental plans).  Additionally, his unvested equity awards will be permitted to continue to vest, if at all, upon the terms set forth in the applicable grant award agreements.  Mr. Murphy will receive these same benefits, other than the continued vesting of equity, in the event of a termination of his employment due to disability as well as continuation of disability insurance coverage to the extent necessary to continue benefits that Mr. Murphy became entitled to receive prior to the termination of his employment with the Company.  In the event that his employment terminates other than for Cause or without Good Reason within one year after a change of control event, Mr. Murphy’s salary continuation and benefits coverage will be extended to continue for a twenty-four month period and all unvested equity awards held by Mr. Murphy will immediately vest.

Pursuant to his employment agreement, if Mr. Murphy’s employment is terminated by the Company for Cause or by Mr. Murphy other than for Good Reason, he is only entitled to receive earned but unpaid base salary and any accrued and unpaid benefits pursuant to the Company’s employee benefit plans or programs in which Mr. Murphy participates on his last day of employment.  “Cause” is defined to mean the employee’s (a) dishonesty or bad faith in connection with the performance of his duties; (b) refusal or failure to use his best efforts to perform duties consistent with the office(s) held by him as requested by the Board of Directors of the Company which would not give rise to Good Reason and which is not cured within thirty (30) days after written notice is delivered by the Board of Directors of the Company to the employee; (c) conviction of a felony; (d) the failure to notify the Board of Directors of any material relationships between him and/or any member of his immediate family with any person or entity with whom the Company or any of its subsidiaries has a material business relationship; or (e) material breach of the provisions in the employment agreement relating to confidentiality, non-competition, non-solicitation and certain other matters.  “Good Reason” is defined to mean a demotion, a reduction in base salary, a relocation of the employee’s base location of employment, the discontinuation of any employee benefit without comparable substitution, or a material breach of the employment agreement by the Company, in each case, following a specified cure period.

In the event of a termination of employment due to Mr. Murphy’s death, his estate will be entitled to receive (a) earned but unpaid base salary and any accrued and unpaid benefits pursuant to the Company’s employee benefit plans or programs in which Mr. Murphy participates on his last day of employment, (b) if the termination is on or after the last day of any fiscal year for which a bonus is payable, the amount of such bonus, and (c) eighteen months’ salary continuation.

If Mr. Murphy’s employment is not renewed at the expiration of the then-current term by the Company, upon his execution of a release, he is entitled to receive (a) earned but unpaid base salary and any accrued and unpaid benefits pursuant to the Company’s employee benefit plans or programs in which Mr. Murphy participates on his last day of employment, (b) if the termination is on or after the last day of any fiscal year for which a bonus is payable, the amount of such bonus, (c) eighteen months’ salary continuation and (d) eighteen months’ continuation of medical and dental coverage (unless and until he becomes covered by another employer’s medical and dental plans).

Mr. Murphy has agreed to non-competition and non-solicitation obligations for eighteen months following employment termination.

The foregoing description of the employment agreement is qualified in its entirety by reference to the full text of Mr. Murphy’s amended and restated employment agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

In connection with his transition to Executive Chairman, the Company and Mattress Firm, Inc. entered into an amended and restated employment agreement with Mr. Steve Stagner, effective March 21, 2016.  The term of Mr. Stagner’s employment agreement will continue until March 21, 2019, and for successive one year terms thereafter, unless terminated by either party upon three months, prior written notice. Mr. Stagner’s compensation during the term of his employment, including base salary and any bonus compensation, will be determined by the compensation committee of the Company’s Board of Directors. The amended and restated employment agreement is attached as Exhibit 10.2.

Pursuant to his employment agreement, except as described below, upon termination of Mr. Stagner’s employment and his execution of a release, he is entitled to receive (a) earned but unpaid base salary and any accrued and unpaid benefits pursuant to the Company’s employee benefit plans or programs in which Mr. Stagner participates on his last day of employment, (b) if the termination is on or after the last day of any fiscal year for which a bonus is payable, the amount of such bonus, (c) eighteen months’ salary continuation and (d) eighteen months’ continuation of medical and dental coverage (unless and until he becomes covered by another employer’s medical and dental plans).  Additionally, his unvested equity awards will be permitted to continue to vest, if at all, upon the terms set forth in the applicable grant award agreements.  Mr. Stagner will receive these same benefits, other than the continued vesting of equity, in the event of a termination of his employment due to disability as well as continuation of disability insurance coverage to the extent necessary to continue benefits that Mr. Stagner became entitled to receive prior to the termination of his employment with the Company.  In the event that his employment terminates other than for Cause or without Good Reason within one year after a change of control event, Mr. Stagner’s salary continuation and benefits coverage will be extended to continue for a twenty-four month period and all unvested equity awards held by Mr. Stagner will immediately vest.

Pursuant to his employment agreement, if Mr. Stagner’s employment is terminated by the Company for Cause or by Mr. Stagner other than for Good Reason, he is only entitled to receive earned but unpaid base salary and any accrued and unpaid benefits pursuant to the Company’s employee benefit plans or programs in which Mr. Stagner participates on his last day of employment.  “Cause” is defined to mean (a) the employee’s dishonesty or bad faith in connection with the performance of his duties; (b) a refusal or failure by the employee to use his best efforts to perform duties consistent with the office(s) held by him as requested by the Board of Directors of the Company which would not give rise to Good Reason and which is not cured within thirty (30) days after written notice is delivered by the Board of Directors of the Company to the employee; (c) the employee’s conviction of a felony; (d) the failure of the employee to notify the Board of Directors of any material relationships between him and/or any member of his immediate family with any person or entity with whom the Company or any of its subsidiaries has a material business relationship; or (e) a material breach of the provisions in the employment agreement relating to confidentiality, non-competition, non-solicitation and certain other matters.  “Good Reason” is defined to mean a demotion, a reduction in base salary, a relocation of the employee’s base location of employment, the discontinuation of any employee benefit without comparable substitution, or a material breach of the employment agreement by the Company, in each case, following a specified cure period.

In the event of a termination of employment due to Mr. Stagner’s death, his estate will be entitled to receive (a) earned but unpaid base salary and any accrued and unpaid benefits pursuant to the Company’s employee benefit plans or programs in which Mr. Stagner participates on his last day of employment, (b) if the termination is on or after the last day of any fiscal year for which a bonus is payable, the amount of such bonus, and (c) eighteen months’ salary continuation.

If Mr. Stagner’s employment is not renewed at the expiration of the then-current term by the Company, upon his execution of a release, he is entitled to receive (a) earned but unpaid base salary and any accrued and unpaid benefits pursuant to the Company’s employee benefit plans or programs in which Mr. Stagner participates on his last day of employment, (b) if the termination is on or after the last day of any fiscal year for which a bonus is payable, the amount of such bonus, (c) eighteen months’ salary continuation and (d) eighteen months’ continuation of medical and dental coverage (unless and until he becomes covered by another employer’s medical and dental plans).

Mr. Stagner has agreed to non-competition and non-solicitation obligations for eighteen months following employment termination.

The foregoing description of the employment agreement is qualified in its entirety by reference to the full text of the amended and restated employment agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.02      Results of Operations and Financial Condition.

After the close of the market on March 21, 2016, the Company issued a press release announcing its financial results for the fourth fiscal quarter (13 weeks) and full fiscal year (52 weeks) ended February 2, 2016. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 to the Company’s Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regardless of any general incorporation language in any such filing.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2016, the Company announced the promotion of Mr. Ken Murphy to the position of Chief Executive Officer of the Company and the transition of Mr. Steve Stagner to the position of Executive Chairman of the Company and Chairman of the Company’s Board of Directors.  These organizational changes are effective March 21, 2016.   In addition to serving in his new role as the Chief Executive Officer of the Company, Mr. Murphy will remain the Company’s President.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Mr. Murphy’s expanded role as President and Chief Executive Officer of the Company reflects the natural progression of the Company’s long-term succession plan.  Mr. Murphy, 40, has had multiple leadership roles within the Company, having previously served as the Company’s President since September 2015 and prior to that time, as the Company’s sole, and then co-, Chief Operating Officer from January 2014.  Mr. Murphy has also served as the Company’s Executive Vice President, Sales and Operations from January 15, 2012 until January 2014, after holding various positions within the Company since 2005, including National Vice President of Sales, Director of Training and Recruiting, Vice President of Field and Talent Management and Regional Vice President of Sales.  From 2003 to 2005, Mr. Murphy was as an account manager at Sealy Corporation.  Mr. Murphy is also currently serving on the Stephen F. Austin University General Business Advisory Board.

There is no arrangement or understanding between Mr. Murphy and any other person pursuant to which Mr. Murphy was selected as an officer of the Company.  There are no transactions involving Mr. Murphy requiring disclosure under Item 404(a) of Regulation S-K as prescribed under the Securities Act.

For a description of the amended and restated employment arrangement entered into with Mr. Murphy in connection with his promotion, please refer to the disclosure under Item 1.01 Entry into a Material Definitive Agreement above.

As Executive Chairman of the Company and Chairman of the Company’s Board of Directors, Mr. Stagner will focus primarily on ensuring the implementation of the Company’s strategic vision and the successful integration of the Sleepy’s business. Mr. Stagner, 47, has held varying leadership positions within the Company since 2005 and had been the Company’s Chief Executive Officer since February 2010, serving for the majority of that time, until October 2014, as both the Company’s President and Chief Executive Officer.

There is no arrangement or understanding between Mr. Stagner and any other person pursuant to which Mr. Stagner was selected as an officer of the Company.  Except as set forth below, there are no transactions involving Mr. Stagner requiring disclosure under Item 404(a) of Regulation S-K as prescribed under the Securities Act.

For a description of the amended employment arrangement entered into with Mr. Stagner in connection with the above-referenced transition, please refer to the disclosure under Item 1.01 Entry into a Material Definitive Agreement above.

As disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 3, 2016, Mr. Stagner, at the time the Chief Executive Officer of the Company, entered into a share purchase agreement with the Company and certain investment fund affiliates of J.W. Childs Associates, Inc., the Company’s largest stockholder, pursuant to which Mr. Stagner agreed to purchase from the Company 139,860 shares of the Company’s common stock at a purchase price per share equal to $35.75 per share (the price at which the Company’s common sold at the close of trading on February 2, 2016).  The securities purchase closed on February 5, 2016, and the approximately $5 million in capital that the Company raised from Mr. Stagner’s purchase was used to fund a portion of the cash purchase price required to consummate the acquisition of HMK Mattress Holdings LLC, the leading East Coast based bedding specialty retailer operating under the Sleepy’s brand.

Item 7.01      Regulation FD Disclosure.

On March 21, 2016, the Company filed a prospectus supplement to its Registration Statement on Form S-3ASR filed with the U.S. Securities and Exchange Commission on July 14, 2014, relating to the proposed offering of up to 839,160 shares of common stock by the named selling stockholders.  The Company will not receive any proceeds from the sale of any shares of common stock under the prospectus supplement.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the securities described herein, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The information contained in this Item 7.01 to the Company’s Current Report on Form 8-K is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 8.01      Other Events.

In connection with the filing of the prospectus supplement described above, the Company is filing a legal opinion of Ropes & Gray LLP as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(d)

Exhibits

5.1          Opinion of Ropes & Gray LLP.

10.1        Amended and Restated Employment Agreement dated March 21, 2016, by and among Mattress Firm Holding Corp., Mattress Firm, Inc. and Kenneth E. Murphy III.

10.2        Third Amended and Restated Employment Agreement dated March 21, 2016, by and among Mattress Firm Holding Corp., Mattress Firm, Inc. and R. Stephen Stagner.

99.1        Press Release dated March 21, 2016 (regarding the Company’s earnings results).

99.2        Press Release dated March 21, 2016 (regarding the Company’s organizational changes).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: March 21, 2016	By:	/s/ Alex Weiss
Alex Weiss
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
5.1	Opinion of Ropes & Gray LLP

10.1	Amended and Restated Employment Agreement dated March 21, 2016, by and among Mattress Firm Holding Corp., Mattress Firm, Inc. and Kenneth E. Murphy III.

10.2	Third Amended and Restated Employment Agreement dated March 21, 2016, by and among Mattress Firm Holding Corp., Mattress Firm, Inc. and R. Stephen Stagner.

99.1	Press Release dated March 21, 2016 (regarding the Company’s earnings results).

99.2	Press Release dated March 21, 2016 (regarding the Company’s organizational changes).